Q2 FY 2026 Supplemental Slides

1Q2 FY26 Supplemental Slides March 26, 2026 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the expected benefits of the recent acquisitions of Concrete Pipe & Precast (“CP&P”) and Foley Products Company (“Foley”), general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and growth provided by acquisitions and strategic investments, the performance of the precast business, demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity particularly during periods of domestic mill start-ups, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain reportable segments, product margins within our Construction Solutions Group segment, share repurchases, legal proceedings, construction activity, international trade, the impact of geopolitical conditions, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, anticipated benefits and the timeline for execution of our growth plan and initiatives, including our Transform, Advance and Grow (“TAG”) operational and commercial excellence program, and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2025, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of additional steelmaking capacity expected to come online from a number of electric arc furnace projects in the U.S.; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including risks related to the unfavorable judgment against us in the Pacific Steel Group (“PSG”) litigation; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. This presentation includes illustrative financial information that gives effect to the consummation of the CP&P and Foley acquisitions. This information is presented for illustrative purposes only and is based on available information and certain assumptions and estimates that we believe are reasonable. The illustrative combined company financial information presented herein has not been prepared and presented in accordance with the requirements of Regulation S-X. The assumptions and estimates underlying the combined company financial information are inherently uncertain and are subject to a variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the illustrative financial information, including the risks and uncertainties described above. The illustrative combined company financial information may not necessarily reflect what our results of operations and financial position would have been had the transactions occurred during the periods discussed or what our results of operations and financial position will be in the future. The Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the illustrative combined company financial information. Forward-Looking Statements

A Market Leader with a Winning Formula

CMC is charting the course for improved profitability. Starting from a position of competitive strength, we see durable structural tailwinds in our core North American construction markets and meaningful opportunities for margin growth.

Strong Competitive Position

- ✓ One of the leading domestic market positions in each of CMC's major product offerings[1]
  - Rebar
  - Fabricated Rebar
  - Merchant bar
  - Fence posts
  - Specialty reinforcing steel
  - Precast concrete
  - Geogrid
  - Anchor cages
  - Aggregate Piers
  - Recycled metals
- ✓ Density in high-growth Sunbelt region
  - ✓ Growth in total annual construction starts within Sunbelt states has outpaced the rest of the U.S. by 2.2 percentage points over the last 5 years[4]
  - ✓ Non-building and non-residential starts have grown 6.1 percentage points faster[4]
- ✓ Track record of strong financial stewardship; with clear path to deleveraging

Solid Momentum Supported by Exposure to Attractive End Markets

- ✓ Powerful, long-term structural demand trends
  - Infrastructure investment
  - Re-shoring of manufacturing
  - Energy generation and transmission
  - Addressing U.S. housing shortage
  - AI infrastructure
  - Positive demographics in Sunbelt
- ✓ Strong public infrastructure spending; 60%[2] of the Infrastructure Investment and Jobs Act ("IIJA") remaining to be spent
- ✓ Robust pipeline of construction projects with pent-up demand building
- ✓ Historically strong margins
- ✓ $150 billion[3] early-stage construction market to accommodate future growth aspirations

Game Changing Strategy to Create Value

- ✓ Focus on value generation for shareholders regardless of market environment
- ✓ Targeting permanent enhancements to financial profile, including:
  - ✓ Higher, more stable margins and earnings
  - ✓ Cash flows with reduced capital intensity
  - ✓ Higher ROICs
- ✓ Demonstrated capability with our Transform, Advance, Grow ("TAG") program, with more to come
- ✓ High return organic growth projects in pipeline
- ✓ Entry into precast market via acquisitions provides growth that complements CMC's product offering and increases value add
- ✓ Balanced capital allocation framework

[1] Based on company estimates
[2] IIJA funding status as of December 31, 2025 per U.S. Department of Transportation
[3] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services
[4] Based on Dodge construction start data for 2021 to 2025

Q2 FY26 Supplemental Slides
March 26, 2026 2

3 Path to Creating Shareholder Value: Running and Growing a Great Business Q2 FY26 Supplemental Slides March 26, 2026 We are aiming for a new level of performance by getting more out of our existing business while investing in value enhancing capabilities Investing in Our People & Pursuing Excellence Value Accretive Organic Growth Capability Enhancing Inorganic Growth 1 2 3  Focus on the safety of our people and building a world-class team  Execute operational and commercial excellence (TAG program) initiatives that drive margin improvement across the enterprise  Achieve sustainably higher, less volatile, through-the-cycle margins  Commission our newest micro mill project to complete our flexible operating network  Invest in automation and process efficiency solutions, including supporting operational and commercial excellence efforts  Invest to support growth in high margin proprietary solutions (e.g., geogrids, proprietary reinforcing steel, precast)  Open large and scalable new growth lanes in $150 billion1 early-stage construction market  Broaden CMC’s portfolio, improve value proposition, and strengthen existing business through expansion of early-stage construction solutions [1] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services

Key Takeaways From Today's Call


CMC

- Executing successfully on strategy to meaningfully enhance CMC's financial profile
- Strong strategic execution and favorable market conditions for North America Steel Group continued in Q2; current margin and backlog levels support a strong 2026 construction season outlook
- CMC's new precast platform contributed $33.6 million to segment adjusted EBITDA; generated $40.3 million of EBITDA excluding purchase accounting adjustments
- Integration of the precast business is on track; continued confidence in achieving expected business performance and synergies
- Transform, Advance, and Grow ("TAG") program on course to exit fiscal 2026 at an annualized run-rate EBITDA benefit of $150 million[1]
- Good progress toward reaching net leverage[2] target of 2.0x within 18 months of closing CP&P and Foley acquisitions

$93.0M	$130.1M	$297.5M	14.0%	$18.3M
Q2 Net Earnings	Q2 Adjusted Earnings[2]	Q2 Core EBITDA[2]	Q2 Core EBITDA Margin[2]	Q2 Share Repurchases

[1] We have not reconciled the forward-looking estimates of TAG-related EBITDA benefits to comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of metal margins, U.S. trade policy, cost levels of key production inputs, construction activity and related product demand, etc. Accordingly, reconciliations of the forward-looking estimates of TAG-related EBITDA benefits to net earnings are not available at this time without unreasonable effort. Benefit estimates are based on the value of changes to key margin, cost, or efficiency drivers achieved through the TAG program as compared to a baseline fiscal 2024 starting point. [2] Net leverage, consolidated adjusted EBITDA, adjusted earnings, core EBITDA, and core EBITDA margin are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Q2 FY26 Supplemental Slides
March 26, 2026 4

Pursuing Excellence: Update on Transform, Advance, Grow (TAG) Program

Enterprise-wide and transformational TAG program aims to drive higher through-the-cycle margins, earnings, cash flows, and ROIC. Limited capital requirements

TAG
TRANSFORM ADVANCE GROW

150+ individual initiatives across operational, commercial, and support functions

Creates a fully ingrained continuous improvement culture to drive value long after TAG matures

FY 2024 — Vision and Investigation

- High level vision and road map
- Workshops with broad involvement from across the organization to validate long-term potential
- Formation of team to drive program execution and accountability
- Benefit targets set and communicated for first year of execution

FY 2025 — Program Execution Launch

$50M FY25 EBITDA benefit[2]

- Execution began in September 2024
- Reorganization of NASG to maximize capture of opportunities
- Initial focus in mill operations and logistics

Key contributors

Operational excellence
- Melt and mill yields
- Scrap optimization
- Alloy usage
- Logistics

FY 2026 — Maturation

Goal: Exit FY 2026 at $150M of annualized EBITDA benefit[1,2]

- Widening execution across the organization
- Initiatives now underway in each segment and corporate
- Commercial efforts will be a meaningful value driver

Key contributors

Commercial excellence
- Better margin capture
- Enhanced discipline
- Lead sharing across lines of business

Operational excellence
- Programs extending to every business
- Productivity gains
- Improved flexibility

Support function initiatives
- SG&A transformation

FY 2025 programs will continue to mature; benefits will grow

FY 2027 and Beyond — Continuous Improvement Culture Ingrained

- Sustained step-change improvement in CMC margin profile and returns on capital achieved through success of TAG
- 150+ initiatives completed or in execution across operations, commercial, and support functions
- Continuous improvement culture firmly entrenched and becomes a value engine for the long-term

FY 2026 programs will continue to mature; benefits will grow

FY 2025 programs mature, and benefits solidified in standard operations

CMC

[1] We have not reconciled the forward-looking estimates of TAG-related EBITDA benefits to comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of metal margins, U.S. trade policy, cost levels of key production inputs, construction activity and related product demand, etc. Accordingly, reconciliations of the forward-looking estimates of TAG-related EBITDA benefits to net earnings are not available at this time without unreasonable effort.
[2] Benefit estimates are based on the value of changes to key margin, cost, or efficiency drivers achieved through the TAG program as compared to a baseline fiscal 2024 starting point.

5

Construction Solutions is a Major EBITDA Contributor

CMC is building a unique portfolio of solutions to meet customer needs and address challenges across the early-stage construction landscape

TTM Results Before Precast Acquisitions	**$155M** adjusted EBITDA	**19.9%** EBITDA margin	**15%** of segment EBITDA[1]
Illustrative with Precast	**$400M** adjusted EBITDA[2]	**26.6%** EBITDA margin[2]	**31%** of segment EBITDA[2]







	Precast	Tensar	Performance Reinforcing Steel	CMC Construction Services	CMC Impact Metals
Description	Manufactured concrete pipe and structures for job-site infrastructure	Soil stabilization for road, foundation, and other construction applications	Proprietary reinforcing steel products used in critical applications	Distribution operations servicing concrete contractors	Heat-treated performance steel products
Customer Solutions / Brands	FOLEY PRODUCTS (CMC PRECAST); CP&P (CMC PRECAST)	Tensar; GEOPIER®	GALVABAR®; CHROMX®; CRYOSTEEL®	Tilt-wall, formwork, safety gear, equipment rental; light rebar fabrication	TruSHIELD®; TruSTRENGTH®; TruWEAR®
Key Customer Groups	• Civil engineers • State DOTs • General contractors	• Civil engineers • State DOTs • General contractors	• State DOTs • General contractors • Distributors	• Concrete contractors and installers	• Defense OEM • Truck trailer OEM • Equipment OEM
Business Drivers	• Drive for labor and time savings • Improved quality and scheduling consistency vs. pour-in-place • General construction activity	• Increased market penetration • Infrastructure investment • Trend toward lower labor intensity and faster construction	• Coastal bridge and highway construction • Port construction and repairs • LNG investments	• Construction activity in the South-Central U.S., particularly Texas • Population growth in Texas	• Truck and trailer fleet expansion • Defense spending • Construction spending
CMC Competitive Advantage	➢ Leading product portfolio ➢ Longstanding reputation for quality ➢ Strong positions in attractive regional markets ➢ Scalable platform	➢ Innovation leader ➢ Strong value proposition on virtually every project ➢ Growing market penetration ➢ Scalable platform	➢ Proprietary solutions for critical applications ➢ Strong complement to standard rebar offerings ➢ Organically scalable platform	➢ Leader in most major Texas metro markets ➢ Strong customer loyalty ➢ Scalable business platform	➢ High reliability in the most critical applications ➢ Strong customer loyalty ➢ Proprietary processes

[1] Refers to CSG segment adjusted EBITDA divided by total segment adjusted EBITDA excluding impact of Corporate and Other. This is a non-GAAP measure. See appendix for reconciliation; [2] Illustrative with precast uses the midpoint of precast annualized EBITDA as presented on slide 8

CMC
Q2 FY26 Supplemental Slides
March 26, 2026
6

Integration of Precast Businesses on Track Good cultural fit across companies; CP&P and Foley employees excited for opportunity to combine forces Strong management group retained and fully engaged Support function integration on schedule Meaningful early wins − Growth strategies being executed: opportunistic product line expansion and high return investments − Go-to-market approach unified in overlapping geographies − Initial commercial opportunities identified between CMC legacy and precast businesses Learnings to-date support CMC’s precast investment thesis

CMC's New Precast Growth Platform Produced Strong Results in Q2

Overview of CMC Precast Business

✓ ***One of the largest precast businesses in the United States[1]***
✓ ***Industry-leading product portfolio***
✓ ***Concentration in high-growth areas of the country***



FOLEY
CP&P

Facilities	**35**
States	**14**
Volumes	**~1,750k tons[2]**
Revenue	**~$730 million[2]**
EBITDA margin	**~34%[2]**

Incremental Annualized EBITDA

$240 to $250 million[2]

Expected Annualized Synergies by End of Year 3

$30 to $40 million

Second Quarter Performance and Outlook

- Contributed $33.6 million to Construction Solutions Group adjusted EBITDA during the quarter
  - Generated $40.3 million in EBITDA excluding a one-time purchase accounting adjustment
  - Reflects financial performance for CP&P since December 1st and performance of Foley Products since December 15th
- Average selling price and shipment volumes increased compared to the prior year period
  - Particular volume strength within the Mid-Atlantic and North Carolina
- Value in backlog at the end of Q2 increased by a high single-digit percentage compared to a year ago
  - Well positioned for upcoming construction season
  - Several additional large projects expected to be awarded in coming months

Precast business expected to contribute approximately **$165 million to $175 million** to Construction Solutions Group EBITDA in fiscal 2026

[1] Based on facility count; [2] Approximates expected annual performance at time of acquisitions

CMC
Q2 FY26 Supplemental Slides
March 26, 2026
8

Supportive Outlook for Domestic Construction

Current activity levels are stable. Several structural catalysts have the potential to meaningfully strengthen domestic construction activity in the quarters and years ahead.

$2.9 trillion	Corporate investment programs announced in CY 2025[2]
$1.4 trillion	Of these announcements were aimed at manufacturing investments[2]

	Infrastructure	Non-residential	Residential
% of construction related revenue[3]	35% to 40%	30% to 35%	20% to 25%
CY 2026 Outlook[1]	Low-single digit growth	Low-single digit growth	Low-single digit growth
What We're Seeing	• Solid highway construction activity within core CMC states • Growth in non-highway infrastructure, including bridges and airports • New infrastructure projects continue to come to market • LNG activity is strong • Increased customer discussions regarding electrical power generation	• Robust data center growth, particularly in Mid-Atlantic and Texas • Institutional construction growing at steady rate • Re-shoring wave yet to fully emerge – some large projects have been awarded • Warehouse construction appears to have troughed; modest rebound expected in 2026	• Slow across most geographies • Multi-family expected to outperform single-family in 2026
Structural Trends Unpinning Growth	• Continued revitalization of U.S. infrastructure • Construction of power generation to support data center growth	• Continued rapid growth in AI infrastructure • Re-shoring of key industries	• Addressing the U.S. housing shortage of 2.5 to 5 million units[4]

[1] Source: Dodge Construction Network 2026 Sneak Peak forecast dated January 2026
[2] Based on data from Whitehouse.gov
[3] Combined for North America Steel Group and Construction Solutions Group segments
[4] Based on analysis from the Brookings Institute and Realtor.com

CMC
Q2 FY26 Supplemental Slides
March 26, 2026
9

CMC is Well Positioned to Serve the Growth in Data Center Construction

ANCHORING SYSTEMS
Anchor bolts, cages, and fastener products for use in energy transmission and distribution

CMC CONSTRUCTION SERVICES (SITE CONSTRUCTION SUPPLIES and OTHER OFFERINGS)
CMC's Construction Services division provides supplies, forms, tool rentals, and other jobsite solutions used by contractors across construction sites in Texas, Louisiana, and Oklahoma

WIRE ROD
Input to manufacture structural mesh which is applied in certain concrete reinforcing applications

PRECAST CONCRETE
Used for dry utility and water access, as well as wastewater removal. Stormwater management is also important



Anchoring Systems
Tilt Wall
Merchant Bar
Fabricated Rebar
Wire Rod
Post Tension Cable
Precast Concrete
Foundation Support
Ground Stabilization

MERCHANT BAR
Used in ceiling joists, racking, and handrails

FABRICATED REBAR
Used in foundation mats, columns, walls, as well as structures surrounding the data center

POST TENSION CABLE
Used in foundation mats and parking structures

FOUNDATION SUPPORT (GEOPIER)
Tensar's Geopier aggregate piling solution can be used to stabilize the foundation for construction on challenging soils

GROUND STABILIZATION (GEOGRID)
Tensar's geogrid product line allows for construction in virtually any soil type

CMC's early-stage construction solutions serve the data center segment across a number of applications. In addition to direct exposure to data center construction, CMC's products are also used in the construction of the power plants and transmission lines that will provide electricity

4x Increase in data center construction spending from 2021 to 2025[1]

2x Increase in data center construction spending forecasted from 2025 to 2030[1]

Estimated Consumption Intensity of Certain CMC Solutions[1]
% of data center construction spend

Precast concrete	1.1% to 1.4%
Fabricated rebar	0.4% to 0.7%
Geogrids	0.1% to 0.2%
CMC Construction Services	~0.1%
Geopier	~0.1%

CMC

[1] Based on internal analysis; construction spending includes only the site infrastructure, foundation, and structures.

Q2 FY26 Supplemental Slides
March 26, 2026
10

Supportive Trade Policy Environment

Preliminary rulings against Algeria, Bulgaria, Egypt, and Vietnam will apply total duties of 50% to 200% (countervailing PLUS antidumping)

Rebar Market Supply (CY[3] 2024)



U.S. Domestic Market Supply
% of Total
Imports Into the U.S.[2]
% of Total
Imports 11%
Domestic Suppliers 89%
All Other ~25%
USMCA ~25%
Trade Case Nations[1] ~50%
U.S. Market Supply
U.S. Imports

Current Tariff Treatment

All Other (~25%):
- 50% tariffs on all imports; no exceptions
- Anti-dumping and countervailing duties, where applicable, are additive

USMCA (~25%):
- 50% tariffs on all imports; no exceptions
- Largest Mexican exporter to the U.S. is subject to additional 32% anti-dumping duty

Trade Case Nations (~50%):
- 50% tariffs on all imports; no exceptions
- Trade case filed with Department of Commerce in June 2025 against Algeria, Bulgaria, Egypt, and Vietnam

Rebar Trade Case

- Provides **durable protection** against unfairly traded rebar from four key exporters: Algeria, Bulgaria, Egypt, Vietnam
  - Initial **term of five years**, followed by sunset review that could add another five-year term
- Duties levied are **in addition to Section 232** tariffs
- **Preliminary rulings have found exporters guilty of violating trade rules**; final determinations will be issued during summer 2026

	Preliminary Margins		Import Volumes	
	Anti-dumping	Countervailing	CY 2024	5-Year Peak
Algeria	127%	73%	100,908	485,805
Bulgaria	53%	n/m	105,241	105,241
Egypt	34% to 53%	30%	226,839	267,983
Vietnam	122% to 131%	1%	62,173	205,100

[1] Algeria, Bulgaria, Egypt, and Vietnam
[2] Data from International Trade Commission Dataweb service
[3] CY refers to calendar year

CMC
Q2 FY26 Supplemental Slides
March 26, 2026
11

12 Q2 FY26 Supplemental Slides March 26, 2026 Demand Factors Recent Market Developments • Polish economic growth accelerated in CY 2025 and should maintain momentum in CY 2026 • Residential construction demand to rise on lower mortgage rates (March down 1.5 percentage points vs year ago1) and a growing need for housing • Increased inflows of EU funds and Polish Infrastructure Investment − Expected to support highway, rail, and energy investment programs • Major projects entering market, including nuclear power generation • German proposal to enact €500 billion stimulus package to fund infrastructure − Will also increase defense spending Supply Factors • Carbon Border Adjustment Mechanism took effect on January 1, 2026. Estimated potential to impact cost of some imported long products by over €50 per ton • Trade policy adjustments proposed by the European Commission would reduce tariff-free import quotas by nearly 50%. Import volumes above the quota would be subject to 50% tariffs. Once approved, the new policy would take effect in July 2026 • Some regional capacity temporarily idled Green Shoots Continue to Emerge for Europe Steel Group [1] National Bank of Poland [2] Source: Eurostat 24% 26% 24% 21% 32% 0% 10% 20% 30% 40% 2021 2022 2023 2024 2025 Expected price impact of CBAM yet to be fully realized due to high volumes of imports into EU ahead of January 1 implementation EU Rebar & Billet Imports for Last 3 Months of Year as % of Annual Total2

Focused on Deleveraging Following Recent Precast Transactions

Adjusted net leverage decreased to approximately 2.3x at the end of Q2, compared to a level of ~2.7x immediately following the Foley acquisition. CMC remains confident in achieving our goal of 2x, or below, within the previously committed timeframe.

CMC is targeting a return to net leverage under 2x within 18 months of closing the Foley acquisition

Net Leverage Adjusted for Acquisitions (illustrative)

$ millions

	2/28 Balance	Precast EBITDA Adjustment Less: Q2 Actual	Precast EBITDA Adjustment Plus: Annualized	Adjusted
Cash and equivalents	$495	--	--	$495
Restricted cash	9	--	--	9
Total Cash	504	--	--	504
Total Debt	3,392[4]	--	--	3,392[4]
Net Debt[1]	2,888	--	--	2,888
L12M adj. EBITDA	$1,006	($34)	+$245[3]	$1,217
Plus: acquisition costs	34	--	--	34
L12M EBITDA for net leverage	**$1,040**	**($34)**	**+$245[3]**	**$1,251**
Net Leverage[2]	**2.8x**			**2.3x**

- The table above adjusts the reported trailing 12-month adjusted EBITDA to fully reflect expected annualized contributions from the recently acquired precast business.

CMC has a strong liquidity position to support execution of its strategic goals

Available Liquidity

$ millions



Total liquidity over $1.7 billion
$495
Cash and cash equivalents
$999
Revolving credit facility
$81
Polish A/R facility
$166
Polish credit facilities

- CMC increased its revolving credit facility by $400 million in December. No balances are currently outstanding and available liquidity is ample

Conservatively structured debt duration with no maturities until 2030

Debt Maturity Schedule

$ millions

	Outstanding at 2/28
4.125% Senior Notes due 2030	$300
3.875% Senior Notes due 2031	300
4.375% Senior Notes due 2032	300
5.750% Senior Notes due 2033	1,000
6.000% Senior Notes due 2035	1,000
Series 2022 Bonds due 2047	145
Series 2025 Bonds due 2032	150

CMC

[1] Net debt is a non-GAAP measure and is calculated as total debt minus cash, cash equivalents, and restricted cash [2] Net leverage is a non-GAAP measure and is calculated as net debt divided by trailing 12-month adjusted EBITDA [3] Uses the midpoint of estimated precast annualized EBITDA as presented on slide 8, which is based on expected annual performance at time of acquisitions [4] This figure excludes debt issuance costs

Q2 FY26 Supplemental Slides
March 26, 2026 13

14 • Consolidated core EBITDA is expected to increase meaningfully from second quarter level • Segment adjusted EBITDA for our North America Steel Group is anticipated to rise modestly on a sequential basis on higher seasonal volumes, the impact of which will be partially offset by annual maintenance outages across the mill network that are expected to add approximately $15 million to $20 million in costs during the quarter • Adjusted EBITDA for the Construction Solutions Group is expected to nearly double compared to the second quarter of fiscal 2026 • Europe Steel Group adjusted EBITDA should improve substantially on a sequential basis, driven by higher seasonal volumes, modestly improved metal margins, and the anticipated receipt of an approximately $20 million CO2 credit • Underlying demand for long steel products in North America remained resilient − Finished steel shipments were little changed from the prior year period • North America Steel Group steel products margin increased to the highest level in three years − Steel products metal margin increased by $147 per ton from the prior year period, marking the third consecutive quarter of y/y improvement • Downstream product margin over scrap1 increased on a year-over-year basis for the first time since Q1 of fiscal 2024 − Average selling price has trended upward in recent quarters assisted by enhanced commercial discipline in evaluating project opportunities • Continued maturation of several TAG initiatives contributed positively during the quarter • Construction Solutions Group net sales were up 97.9% y/y while adjusted EBITDA increased by 127.1% − The addition of CMC’s new precast concrete platform contributed $33.6 million to segment adjusted EBITDA. Precast generated $40.3 million excluding one-time purchase accounting adjustments − Tensar financial results were stable compared to a year ago, with benefits of strategic initiatives offset by weather related delays − Sales and EBITDA increased at CMC Construction Services as a result of initiatives to drive store traffic, add new accounts, and optimally price in-store merchandise • Market conditions for the Europe Steel Group were mixed − Pricing momentum was positive during the quarter; however, rebar volumes were constrained by availability of material imported prior to January 1 CBAM implementation − Steel product metal margin increased by $41 per ton y/y and was up $10 per ton sequentially driven by a $21 per ton q/q increase in average selling price − Shipments down by 8.4% on a year-over-year basis Pe rf or m an ce D riv er s O ut lo ok (Q 3 20 26 ) Q2 Operational Update [1] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter Q2 FY26 Supplemental Slides March 26, 2026

15 139 297 133 30 (2) (36) 27 6 0 50 100 150 200 250 300 350 Q2 2025 NA Steel Group EBITDA Construction Solutions Group EBITDA Europe Steel Group EBITDA Corp & Eliminations Acquisition Related Adjustments Other Non-Op Items Q2 2026 Q2 Consolidated Operating Results Q2 ’25 Q3 ’25 Q4 ’25 Q1 ‘26 Q2 ‘26 External Finished Steel Tons Shipped1 1,354 1,512 1,528 1,507 1,335 Core EBITDA2 $139,131 $198,025 $291,441 $316,918 $297,473 Core EBITDA per Ton of Finished Steel Shipped2 $103 $131 $191 $210 $223 Core EBITDA Margin2 7.9% 9.8% 13.8% 14.9% 14.0% Net Earnings $25,473 $83,126 $151,781 $177,282 $93,032 Adjusted Earnings2 $35,769 $79,618 $154,965 $206,176 $130,147 Performance Summary Units in 000’s except per ton amounts and margin • Acquisition, financing, and integration related expenses of approximately $20.6 million • Amortization of acquired favorable backlog of $17.7 million; inventory step-up of $6.7 million • $2.0 million unrealized gain related to commodity hedges • Incurred $4.1 million of interest expense based on estimate related to judgment in PSG litigation Non-operational items (pre-tax figures) [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, core EBITDA margin, core EBITDA per ton of finished steel shipped, and adjusted earnings are non-GAAP measures. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Core EBITDA Bridge2 – Q2 2025 to Q2 2026 $ Millions Q2 FY26 Supplemental Slides March 26, 2026

16 131 156 207 257 257 898 874 854 922 924 476 499 568 621 623 0 50 100 150 200 250 300 0 100 200 300 400 500 600 700 800 900 1,000 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Product Margin Over Scrap Steel Product Margin Over Scrap Q2 North America Steel Group Q2 ’25 Q3 ’25 Q4 ’25 Q1 ’26 Q2 ’26 External Finished Steel Tons Shipped1 1,044 1,153 1,154 1,145 1,051 Adjusted EBITDA $136,954 $179,936 $239,416 $293,906 $269,674 Adjusted EBITDA per Ton of Finished Steel Shipped $131 $156 $207 $257 $257 Adjusted EBITDA Margin 9.9% 11.5% 14.8% 17.7% 16.8% Performance Summary Units in 000’s except per ton amounts and margin • Increase in steel products margin over scrap cost3 ($147 per ton on a y/y basis) • Production volumes and energy costs impacted by disruptive weather conditions; negative financial impact of $5 million to $10 million • TAG related benefits contributed positively to the quarter • Downstream product margin2 over scrap cost increased by $26 per ton from a year ago. Downstream average selling price is showing signs of a recovery following an extended period of contraction [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized Q2 FY26 Supplemental Slides March 26, 2026 North America Steel Group – Key Margins $ / ton SP a nd D P M ar gi n O ve r S cr ap Adjusted EBITDA per ton 2 3 Key Performance Drivers Q2 2026 vs Q2 2025

17 • Addition of precast concrete business contributed $33.6 million to segment adjusted EBITDA; precast generated $40.3 million of EBITDA excluding one-time purchase accounting adjustment • Strong financial results within CMC Construction Services; benefiting from initiatives to drive store traffic, add new accounts, and optimize pricing • Tensar EBITDA unchanged from the prior year period; gains on customer initiatives and InterAx product adoption offset by weather related project delays in seasonally weak Q2 • Performance Reinforcing Steel volumes impacted by project timing delays 159 314 91.0% 0.9% 8.1% (2.1%) (0.1%) 0 50 100 150 200 250 300 350 Q2 2025 Precast Concrete Tensar CMC Construction Services Performance Reinforcing Steel CMC Impact Metals Q2 2026 Key Performance Drivers Q2 2026 vs Q2 2025 Q2 Construction Solutions Group Q2 ’25 Q3 ’25 Q4 ’25 Q1 ’26 Q2 ’26 Net sales to external customers $158,864 $197,454 $221,753 $198,277 $314,425 Adjusted EBITDA $23,519 $40,912 $50,630 $39,581 $53,420 Adjusted EBITDA Margin 14.8% 20.7% 22.8% 20.0% 17.0% Performance Summary Units in 000’s except margin Contribution to Net Sales Change – Q2 2025 to Q2 2026 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Q2 FY26 Supplemental Slides March 26, 2026 Net sales up 97.9% Directional Change in Underlying Margin Performance

18 275 293 317 306 316 2 10 105 30 (5) (50) 0 50 100 150 200 250 300 350 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Steel Products Margin Over Scrap Adjusted EBITDA per Ton Q2 Europe Steel Group Q2 ’25 Q3 ’25 Q4 ’25 Q1 ’26 Q2 ’26 External Finished Steel Tons Shipped1 310 359 374 362 284 Adjusted EBITDA $752 $3,593 $39,098 $10,929 ($1,428) Adjusted EBITDA per Ton of Finished Steel Shipped $2 $10 $105 $30 ($5) Adjusted EBITDA Margin 0.4% 1.5% 14.8% 4.4% (0.7%) • Metal margin was up $41 per ton from the prior year period • Shipment volumes decreased 8.4% from the prior year period − Rebar volumes temporarily impacted by import flows that occurred in the months leading up to the January 1st CBAM implementation • Lower volumes negatively impacted fixed cost leverage [1] External Finished Steel Tons Shipped equal to shipments of Steel Products; [2] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized; [3] Includes a $31 million annual CO2 credit associated with a government program that extends to 2030; [4] Includes a $15.6 million annual CO2 credit associated with a government program that extends to 2030 2 M ar gi n O ve r S cr ap a nd A dj us te d EB IT DA p er to n Q2 FY26 Supplemental Slides March 26, 2026 Performance Summary Units in 000’s except per ton amounts and margin Key Performance Drivers Q2 2026 vs Q2 2025 Europe Steel Group – Key Margins $ / ton 3 4

Disciplined Capital Allocation Strategy

CMC will prudently allocate capital while maintaining a strong and flexible balance sheet

CMC plans to deleverage from recent acquisitions within 18 months

Near-Term Focus

1 Value-Generating Growth

Capital Expenditures
- Complete key organic growth projects underway
- FY 2026 capex of approximately $600 million

Acquisitions
- Completed acquisitions of Foley and CP&P
- Combined purchase price of ~$2.5 billion

2 Debt Management

Deleverage
- Utilize enhanced free cash flow to reduce net debt
- Goal to deleverage below 2x[1] within 18 months

3 Shareholder Distributions

Share Repurchases
- Share repurchases reduced
- $147.8 million remaining on current authorization

Dividends
- Increased quarterly dividend by $0.02 in March
- CMC has paid 246 consecutive quarterly dividends

Long-Term Framework

1 Value-Generating Growth

Capital Expenditures
- Capital expenditures to decline meaningfully upon completion of Steel West Virginia
- High return, lower capital projects

Acquisitions
- Disciplined acquisition growth
- Enhance commercial portfolio, strengthen existing business

2 Shareholder Distributions

Share Repurchases
- Enhanced cash flows to support competitive level of repurchases
- Core component of CMC's capital allocation

Dividends
- Regular dividend increases
- Core component of CMC's capital allocation

3 Debt Management

Deleverage
- Maintain net leverage below 2x[1]
- Strong balance that support strategic execution

[1] Refers to net leverage which is a non-GAAP measure and calculated as net debt divided by trailing 12-month adjusted EBITDA

Q2 FY26 Supplemental Slides
March 26, 2026 19

© CMC Appendix

21 2023 2024 20252023 2024 20252023 2024 2025 CMC Incident Rate Domestic Steel Industry 1 Safety is Core to Our Mission [1] Domestic steel industry data is for Iron and Steel Mills and Ferroalloy Manufacturing (NAICS – 3311) from the Bureau of Labor Statistics CMC and Domestic Steel Industry1 Total Recordable Incident Rate by Year Total CMC North America Steel Group Europe Steel Group Total Recordable Incident Rate by Segment Q2 FY26 Supplemental Slides March 26, 2026 Our concentrated focus on safety and culture has driven continuous improvement We achieved world-class performance across our operational footprint during FY 2025 and are pushing for even better results in FY 2026 2023 2024 2025 Construction Solutions Group

REBAR ZERO™ WIRE ZERO™ MERCHANT ZERO™ POST ZERO™

Clear Sustainability Leader

CMC plays a key role in the circular steel economy, turning end of life metals into the steel that forms the backbone of modern society

Scopes 1&2 Greenhouse Gas Emissions (GHG) Intensity



tCO2e per MT of steel
2.3
1.9
1.0
0.42
Integrated Average
Global Average
U.S. Average
CMC

ACCOUNTABILITY FOR OUR ACTIONS

RESPECT FOR OUR ENVIRONMENT

ACTING WITH INTEGRITY

Scopes 1-3 GHG Emissions Intensity



tCO2e per MT of steel
1.92
0.77
Global Industry
CMC

Energy Intensity



GJ per MT of steel
20.95
3.82
Global Industry
CMC

Water Withdrawal Intensity



Cubic meter per MT of steel
8.50
1.16
Global Industry
CMC

Virgin Materials Used in Steelmaking



% of steel content
69%
2%
Global Industry
CMC

Note: GHG emissions statistics for CMC include only steel mill operations, which represents over 95% of CMC's emissions footprint
Sources: CMC 2025 Sustainability Report; virgin material content for industry based on data from Bureau of International Recycling; all other industry data sourced from the World Steel Association

Q2 FY26 Supplemental Slides | March 26, 2026 22

© CMC Appendix: Non-GAAP Financial Reconciliations

24 [1] See page 27 for definitions of non-GAAP measures Q2 FY26 Supplemental Slides March 26, 2026 Adjusted EBITDA, Core EBITDA, Core EBITDA margins, and Net leverage

25 [1] See page 27 for definitions of non-GAAP measures Q2 FY26 Supplemental Slides March 26, 2026 Adjusted Earnings

26Q2 FY26 Supplemental Slides March 26, 2026 Emerging Businesses Group Adjusted Segment EBITDA % of Total Segment EBITDA

27 ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings (loss) before asset impairments and settlement for New Markets Tax Credit transactions, including the estimated income tax effects thereof. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Adjusted earnings also excludes litigation expense, unrealized (gain) loss on undesignated commodity hedges and acquisition, integration and financing related costs. Adjusted earnings should not be considered as an alternative to net earnings (loss) or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings (loss) before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, amortization of acquired unfavorable contract backlog, and unrealized (gain) loss on undesignated commodity hedges. Core EBITDA also excludes litigation expense, settlement for New Market Tax Credit transactions, non-cash stock-based compensation, loss on debt extinguishments, gains on sale of assets, acquisition settlements, and acquisition and integration related costs. The adjustment “litigation expense” represents a provision recorded in the three months ended November 30, 2024 related to the judgment in the Pacific Steel Group litigation and, with respect to subsequent periods, interest expense on the judgment amount. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. CONSOLIDATED ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings (loss) before interest expense, income taxes, depreciation and amortization expense, asset impairments, amortization of acquired unfavorable contract backlog, and unrealized (gain) loss on undesignated commodity hedges. Adjusted EBITDA should not be considered as an alternative to net earnings (loss), or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. NET DEBT Net debt is defined as total debt less cash and cash equivalents. NET LEVERAGE Net leverage is defined as net debt divided by trailing 12 month adjusted EBITDA RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. During the fourth quarter of 2025, the Company modified its method of calculating adjusted EBITDA to exclude the impact of unrealized gains and losses from undesignated commodity derivatives. This change was primarily driven by heightened volatility in copper forward markets during 2025, which introduced significant non-cash fluctuations unrelated to core operations. By removing this volatility, the revised metric provides a more representative view of operating performance and cash-generating capability. Accordingly, the Company recast adjusted EBITDA, core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share for all prior periods to conform to this presentation. Q2 FY26 Supplemental Slides March 26, 2026 Definitions for non-GAAP financial measures

CMC.COM